UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2005

META Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-27280
(State or other jurisdiction of incorporation)	(Commission file number)

06-0971675
(IRS Employer Identification No.)

208 Harbor Drive, Stamford, Connecticut	06912-0061
(Address of principal executive office)	(Zip Code)

(203) 973-6700
(Registrant’s telephone number, including area code)

No change since last report
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

-more-

Item 2.02                                             Results of Operations and Financial Condition.

(a)                                  On February 15, 2005, META Group, Inc. issued a press release of the financial results for the fourth quarter and year ended December 31, 2004.  A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press Release reporting fourth quarter and year ended December 31, 2004 earnings of META Group, Inc., dated February 15, 2005 and furnished pursuant to Item 2.02 of this Report on Form 8-K.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META Group, Inc.

Date: February 15, 2005	By:	/s/ John W. Riley
Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release reporting fourth quarter and year ended December 31, 2004 earnings of META Group, Inc.